UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21385

Foresight Funds, Inc.
--------------------------------------------------
(Exact name of registrant as specified in charter)

1634 Pebble Chase Dr. Katy, TX                77450
------------------------------------------------------
(Address of principal executive offices)    (Zip code)

Michael M. Bissell 1634 Pebble Chase Dr. Katy, TX 77450
--------------------------------------------------------
(Name and address of agent for service)

Registrant's telephone number, including area code: 281-398-0922

Date of fiscal year end: 12/31/08

Date of reporting period: 12/31/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Reports to Stockholders.



                              Foresight Value Fund

                       Finance Your Future With Foresight

                             1634 Pebble Chase Drive
                                 Katy, TX 77450


                                 ANNUAL REPORT
                               DECEMBER 31, 2008

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


Dear Fellow Shareholders:
The Fund's total return over the past six months was -52.08%, bringing our yearly return to -59.93%. The S&P 500 Index posted a total return of -28.48% over the past six months and a yearly return of -37.00%. Our performance during the past six months has been poor. We failed to anticipate the extent of the credit crisis and its adverse impacts on most sectors of the economy. Our country officially entered a recession in December of 2007, the severity of which is proving to be the worst since the depression of the 1930s. Unemployment has reached heights not seen in sixteen years as consumer confidence and home prices continue to find new lows.

Our government is reacting to the credit crisis and economic recession in the expected fashion - spend more money! The federal government's Troubled Asset Relief Program (TARP) has already allocated $350 billion to support financial institutions and those other industries who have screamed the loudest (e.g. the auto industry and their vocal union and congressional supporters), with another $350 billion earmarked for 2009. Other government bailout "investments" and loans include $29 billion for Bear Stearns, $200 billion for Fannie Mae and Freddie Mac and $150 billion for AIG. The government has committed funds for a $600 billion money market guarantee program, $1.4 trillion to support the commercial paper market, $200 billion for a consumer loan-backed securities purchase program, $500 billion for a mortgage-backed securities purchase program and $100 billion to purchase Fannie and Freddie debt. The Obama administration has also announced an $825 billion economic stimulus plan to support infrastructure development, healthcare and education and to provide aid for distressed home owners. All of the above will contribute to a 2009 federal deficit which could approach $1.8 trillion. Although the inflation of government assets and deficit spending may provide a temporary salve to the credit crisis and stimulus to the economy, we believe the long-term effects will be negative; slowed growth for non-governmental sectors of our economy, increased monetary inflation, increased business regulation and increased taxes.

Normally, macroeconomic factors are secondary in our investment selection process, but given the sizable craters pitting today's investment landscape, we decided it might be advisable to reflect on how the credit crisis, global



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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


recession and government responses to these could impact our investment strategies. In the near-term we think it best, if possible, to be on the receiving end of the government's largesse and concentrate on investments likely to benefit from increased government spending, federal support of financial institutions and an end to the current recession. Our current portfolio's heavy weightings in the basic material, financial, technology and service sectors support the above thesis. In the long-term, our investments should be those with the most immunity to, what we fear will be, rekindled inflation and a devalued dollar. Although macroeconomic considerations have influenced the sector weightings of our portfolio, as always, we only invest in companies whose stock we believe to be undervalued.

We have been asked why we remain invested in stocks during a bear market, which we noted that we had entered in our last letter to shareholders in July. We believe that in the long term, investing in stocks, in particular stocks that we believe to be undervalued, will lead to appreciation of invested capital. Although, as of now, in the midst of the worst recession since the 1930s, an investment made in our fund at its inception would have lost money, we believe this to be temporary, and our negative performance will reverse in the coming years. And, as we have stated before, the problem with exiting the market is in knowing when to return.

A recent article in Jason Zweig's "The Intelligent Investor" column in the "Wall Street Journal" cited a study by Professor Javier Estrada of the IESE Business School of Barcelona, Spain which studied the daily returns of the Dow Jones Industrial Average since 1900 through the end of 2008. Professor Estrada discovered that if you took away the 10 best days, two-thirds of the cumulative gains produced by the Dow over the past 109 years would disappear! Similarly, if you were out of the market for the 10 worst days, your total return would triple! We do not have the talent to determine these 10 best and worst days, so the alternatives are to either stay invested in equities, or not invest in equities at all. We choose the former, but would recommend that only funds not expected to be needed over the next five years be invested in equities. A determination of one's needs for cash for the next five years should be performed annually.



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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


Another question we are asked is when do we expect stock markets to recover? To this we can only reply that we do not know. However, we would expect some recovery in stock market prices prior to the end of the current recession, if past history is any guide. The most widely accepted determination of business cycle peaks and troughs is made by the National Bureau of Economic Research
(NBER). The NBER's definition of a recession is ". . . a significant decline in activity spread across the economy, lasting more than a few months, visible in industrial production, employment, real income, and wholesale and retail trade." The three charts below and on the next page depict the S&P 500 Index for the months before, during and after the last two recessions and for the current recession. As can be seen for the 1973-1975 and the 1981-1982 recessions, the S&P 500 Index reached its recession minimum some months before the official end of the recession. Whether a similar pattern will be followed for our current recession will only be known in hindsight. However, if the old saying that history seldom repeats, but it often rhymes proves true, we will hopefully be experiencing a recovering market before too long!



                           S&P 500 1973-1975 RECESSION

                                [Graph omitted]

                                 DATE    S&P 500
                                ------   -------
                                Sep 73   108.43
                                Oct 73   108.29
                                Nov 73    95.96
                                Dec 73    97.55
                                Jan 74    96.57
                                Feb 74    96.22
                                Mar 74    93.98
                                Apr 74    90.31
                                May 74    87.28
                                Jun 74    86.00
                                Jly 74    79.31
                                Aug 74    72.15
                                Sep 74    63.54
                                Oct 74    73.90
                                Nov 74    69.97
                                Dec 74    68.56
                                Jan 75    76.98
                                Feb 75    81.59
                                Mar 75    83.36
                                Apr 75    87.30
                                May 75    91.15
                                Jun 75    95.19
                                Jly 75    88.75
                                Aug 75    86.88
                                Sep 75    83.87
                                Oct 75    89.04
                                Nov 75    91.24
                                Dec 75    90.19
                                Jan 76   100.86
                                Feb 76    99.71
                                Mar 76   102.77
                                Apr 76   101.64
                                May 76   100.18
                                Jun 76   104.28
                                Jly 76   103.44
                                Aug 76   102.91


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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


                           S&P 500 1981-1982 RECESSION

                                [Graph omitted]

                                 DATE    S&P 500
                                ------   -------
                                Nov 80   140.52
                                Dec 80   135.76
                                Jan 81   129.55
                                Feb 81   131.27
                                Mar 81   136.00
                                Apr 81   132.81
                                May 81   132.59
                                Jun 81   131.21
                                Jly 81   130.92
                                Aug 81   122.79
                                Sep 81   116.18
                                Oct 81   121.89
                                Nov 81   126.35
                                Dec 81   122.55
                                Jan 82   120.40
                                Feb 82   113.11
                                Mar 82   111.96
                                Apr 82   116.44
                                May 82   111.88
                                Jun 82   109.61
                                Jly 82   107.09
                                Aug 82   119.51
                                Sep 82   120.42
                                Oct 82   133.72
                                Nov 82   138.53
                                Dec 82   140.64
                                Jan 83   145.30
                                Feb 83   148.06
                                Mar 83   152.96
                                Apr 83   164.43
                                May 83   162.39
                                Jun 83   167.64
                                Jly 83   162.56
                                Aug 83   164.40
                                Sep 83   166.07
                                Oct 83   163.55



                           S&P 500 2007-20?? RECESSION

                                [Graph omitted]

                                 DATE    S&P 500
                                ------   -------

                                Jan 07   1438.24
                                Feb 07   1406.82
                                Mar 07   1420.86
                                Apr 07   1482.37
                                May 07   1530.62
                                Jun 07   1503.35
                                Jly 07   1455.27
                                Aug 07   1473.99
                                Sep 07   1526.75
                                Oct 07   1549.38
                                Nov 07   1481.14
                                Dec 07   1468.36
                                Jan 08   1378.55
                                Feb 08   1330.63
                                Mar 08   1322.70
                                Apr 08   1385.59
                                May 08   1400.38
                                Jun 08   1280.00
                                Jly 08   1267.38
                                Aug 08   1282.83
                                Sep 08   1166.36
                                Oct 08    968.75
                                Nov 08    896.24
                                Dec 08    903.25


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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


The graph and chart on the next page compare the performance of the Fund with the S&P 500 Index. The graph compares the growth of a hypothetical $10,000 invested in the Fund and the S&P 500 Index from the Fund's inception date of January 15, 2004 through December 31, 2008. The chart compares total returns from June 30, 2008 through December 31, 2008 (most recent six months), for the past year, the past three years and from the Fund's inception date of January 15, 2004 through December 31, 2008. Both presentations assume that dividends and capital gain distributions are reinvested. The Fund's returns are net of expenses, whereas the S&P 500 Index returns assume no expenses are incurred by investors.



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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


               Comparison of the Growth of a $10,000 Investment in the
                     Foresight Value Fund and the S&P 500 Index

                                [GRAPH OMITTED]

                                  Foresight Value Fund    S&P 500 Index
                                  --------------------    -------------

     01/15/04 Inception Date            $10,000              $10,000
     06/30/04                           $10,800              $10,174
     12/31/04                           $11,794              $10,906
     06/30/05                           $11,828              $10,817
     12/31/05                           $11,528              $11,441
     06/30/06                           $12,020              $11,751
     12/31/06                           $13,352              $13,248
     06/30/07                           $14,604              $14,170
     12/31/07                           $11,895              $13,976
     06/30/08                           $ 9,946              $12,311
     12/31/08                           $ 4,766              $ 8,805



                      Total Returns (Dividends Reinvested)
                        Periods Ended December 31, 2008

                        Most Recent     1 Year     3 Years     Since Inception
                        Six Months                           (January 15, 2004)
                        -----------     ------     -------   ------------------

Foresight Value Fund     -52.08%       -59.93%     -25.50%        -13.86%

S&P 500 Index            -28.48%       -37.00%      -8.36%         -2.53%


Past performance does not predict future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. "Most Recent Six Months" figures are not annualized. Other total returns are average annual returns.



                                      6

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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


During the past six months we added eleven new companies to our portfolio and liquidated our holdings in eleven companies. The new additions to the portfolio were American Express Company, Bank of America Corporation, Corning, Freeport McMoRan Copper & Gold, Goldman Sachs Group, Kaiser Aluminum, Magna International, News Corporation, NRG Energy, POSCO and Potash Corp. of Saskatchewan. We also added to our positions in Allied Irish Banks, Cemex, Chesapeake Energy, Legg Mason, Level 3 Communications and Sun Microsystems at what we believed to be attractive prices.

American Express Company, a world class provider of credit card and travel services, also has one of the world's most recognizable brands (Don't leave home without it!). Bank of America Corporation is a financial holding company providing commercial, retail and investment banking, wealth management, credit and debit card, brokerage and mortgage products and services. Their recent merger with Merrill Lynch makes them the largest financial holding company in the United States. Corning is a manufacturer of specialty glass and ceramic products used for liquid crystal displays (LCDs), optical fiber and cable, emission control equipment and solar cells. Freeport McMoRan Copper & Gold engages in the exploration, mining and production of copper, gold, molybdenum and silver. Goldman Sachs Group provides investment banking and investment management services to corporations, financial institutions, governments and high net worth individuals worldwide. Kaiser Aluminum is a manufacturer of fabricated aluminum products for aerospace, defense, automotive and other industrial applications. Magna International is a diversified supplier to the worldwide automotive industry. News Corporation is a creator and distributor of news, sports and entertainment with interests in film, television, cable programming, direct broadcast satellite television, magazines, books and newspapers. They are the owners of Fox Broadcasting and Dow Jones, the publisher of the Wall Street Journal. NRG Energy is a wholesale power generation company with coal-fired, gas-fired and nuclear generating capacity. POSCO is a Korean manufacturer of steel products. Potash Corp. of Saskatchewan is the world's largest producer of fertilizers including potash, nitrogen and phosphate based products.

The eleven positions eliminated from the portfolio were American Eagle Outfitters, Discover Financial Services, General Motors, JAKKs Pacific, MBIA, Moodys, Mohawk Industries, Office Depot, Sprint, Whirlpool and


                                      7

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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


WellPoint. We also reduced our holdings in Dell and eBay. All positions were sold in order to free up funds to purchase other companies that were believed to be more undervalued, for tax purposes or to reduce or eliminate holdings in companies that we believed would likely suffer from reduced consumer spending as a result of the recession and rising unemployment.

Our top performing investments over the past six months were MBIA, News Corporation, POSCO, Goldman Sachs Group and JAKKs Pacific. The gains in all holdings were, in our opinion, primarily the result of prices returning to more reasonable levels as compared to the oversold levels of six months ago, or the prices at which we purchased our holdings this period.

Our poorest performers for the past six months were Level 3 Communications, Chesapeake Energy, Allied Irish Banks, Dell and NovaGold Resources. Level 3 Communications has been adversely impacted by their large debt load in the current risk adverse investment environment. However, recent retirement of near-term notes due in 2009 and 2010 gives Level 3 some breathing room until the availability and pricing of credit returns to more normal levels. We also believe Level 3 will continue to benefit from the continued increase in broadband internet traffic, which to date has been seemingly recession-resistant. Chesapeake Energy, Allied Irish Banks and Dell have also all seen their stock prices trampled in the recent flight from equities to cash. In our opinion, the selling has been overdone and the prices for these stocks will eventually recover. NovaGold Resources experienced problems with the start-up and permitting of a gold mine in Alaska, which required issuing additional equity, thus diluting current shareholders. Despite the dilution, we believe the shares are still underpriced and the recent rise in gold prices increases our estimate of their intrinsic value.

This year's portfolio activity, related to the recent downturn in markets, resulted in an annual turnover of over 90%, more than we would normally prefer. We expect that turnover will decrease for the coming year.

As we noted in our last few letters, our concentrated portfolio can have larger fluctuations than a broad based index on both the downside and the upside. If we assume our portfolio of stocks and the S&P 500 Index as of December 31, 2008, returned just half-way to their highs experienced over the preceding 12


                                      8

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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008

months, this would represent an increase in market value of about 130% for the Fund's holdings as compared to 30% for the S&P 500. Again we caution investors that there is no guarantee this will happen, as even if we kept the same portfolio of stocks and they all eventually regained half of what they have lost as compared to their 12 month highs, one would not expect them to do so concurrently. Investors should not expect these returns from the Fund or the S&P 500 Index, as they are purely hypothetical and are only meant to demonstrate relative volatility.

Although we are inclined to believe that we have seen the bottoms in the market averages, we expect volatility to continue to be high and a return to growth for our economy to be at least two or three quarters away. We remain concerned that the blame game politicians are now playing will do permanent harm to the free enterprise system upon which our nation has prospered in the past, by enacting laws and regulations that will cripple investment and restrain free world trade. It is our belief that government policies which encouraged "easy" loans to entice first-time buyers, who should have remained renters, and existing home owners wanting to trade-up or add a vacation property, to purchase houses they could not afford, were the root cause of the credit crisis and subsequent recession we are now experiencing. The value destruction resulting from the default of these subprime and ill-advised loans has been magnified many times, as a result of their being packaged and repackaged in derivative financial products and sold to yield-hungry banks and investors around the world.

As always, if you have any questions or comments concerning the Fund, our strategies, our portfolio of securities and the financial results presented, or to obtain a current prospectus, please do not hesitate to give us a call at 1-877-FSV-FUND or visit our website at www.foresightfunds.com.



Sincerely yours,

/S/ Michael M. Bissell

Michael M. Bissell, CFA
President, Foresight Funds, Inc.
February 1, 2009


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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


                      (This page intentionally left blank)


                                      10

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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


                    Portfolio Holdings by Industry Sector
             Percent of Total Investments as of December 31, 2008

                       Basic Materials .......... 26.85%
                       Conglomerates ............  0.00%
                       Consumer Goods ...........  4.03%
                       Financial ................ 22.42%
                       Healthcare ...............  0.00%
                       Industrial Goods .........  9.39%
                       Services ................. 15.67%
                       Technology ............... 18.32%
                       Utilities ................  3.14%
                       Cash and Other Assets ....  0.20%


Expense Example

As a shareholder in the Fund, you will incur ongoing costs, including management fees, transaction costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


                                      11

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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance
(5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, which, although they do not apply to our no-load Fund, may apply to other funds. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.


	                        Beginning        Ending       Expenses
                                 Account         Account        Paid
                                  Value           Value        During
                                 7/1/2008      12/31/2008      Period*
                                ---------      ----------     --------

Actual	                        $1,000.00	  $479.22       $4.77

Hypothetical
(5% return before expenses)	$1,000.00	$1,018.42	$6.35

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).


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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


                            Schedule of Investments
                               December 31, 2008


                                                      SHARES        MARKET VALUE
                                                      ------        ------------
COMMON STOCKS - 100.64%

     AGRICULTURAL CHEMICALS - 5.96%

     Potash Corp. of Saskatchewan, Inc. ** ..........    300           $  21,966
                                                                       ---------

     ALUMINUM - 3.05%

     Kaiser Aluminum Corporation ....................    500           $  11,260
                                                                       ---------

     AUTO PARTS - 4.06%

     Magna International, Inc. **  ..................    500           $  14,965
                                                                       ---------

     BUILDING MATERIALS (GENERAL) -  3.27%

     USG Corporation * ..............................   1500           $  12,060
                                                                       ---------

     CATALOG & MAIL ORDER SERVICES -  3.79%

     eBay Inc. * ....................................   1000           $  13,960
                                                                       ---------

     CEMENT - 6.20%

     Cemex SAB de CV ADR ** .........................   2500           $  22,850
                                                                       ---------

     COMMUNICATION EQUIPMENT - 3.88%

     Corning Inc. ...................................   1500           $  14,295
                                                                       ---------

     COMMUNICATION SERVICES - 7.59%

     Level 3 Communications, Inc. * .................  40000           $  28,000
                                                                       ---------

     COMPUTER SYSTEMS (DIVERSIFIED) - 3.11%

     Sun Microsystems Inc. * ........................   3000           $  11,460
                                                                       ---------

     COPPER - 4.64%

     Freeport McMoRan Copper & Gold Inc. * ..........    700           $  17,108
                                                                       ---------



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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008

                                                      SHARES        MARKET VALUE
                                                      ------        ------------

     CREDIT SERVICES - 4.03%

     American Express Company .......................   1000           $  14,840
                                                                       ---------

     DEPARTMENT STORES - 4.22%

     Sears Holding Corporation * ....................    400           $  15,548
                                                                       ---------

     ELECTRIC UTILITIES - 3.16%

     NRG Energy, Inc. * .............................    500           $  11,665
                                                                       ---------

     ENTERTAIMENT (DIVERSIFIED) - 7.80%

     News Corporation Limited * .....................   3000           $  28,740
                                                                       ---------

     GOLD - 1.59%

     NovaGold Resources Inc. * ** ...................   4000           $   5,880
                                                                       ---------

     INVESTMENT BROKERAGE (REGIONAL) - 5.35%

     Legg Mason Inc. ................................    900           $  19,719
                                                                       ---------

     INVESTMENTS (DIVERSIFIED) - 6.87%

     Goldman Sachs Group Inc. .......................    300           $  25,317
                                                                       ---------

     MONEY CENTER BANKS - 3.82%

     Bank of America Corporation ....................   1000           $  14,080
                                                                       ---------

     MONEY CENTER BANKS (FOREIGN) - 2.54%

     Allied Irish Banks plc ** ......................   2000           $   9,380
                                                                       ---------

     OIL & GAS (INDEPENDENT) - 5.70%

     Chesapeake Energy Corp. ........................   1300           $  21,021
                                                                       ---------

     PERSONAL COMPUTERS - 3.89%

     Dell, Inc. * ...................................   1400           $  14,336
                                                                       ---------

     STEEL & IRON - 6.12%

     POSCO * ** .....................................    300           $  22,575
                                                                       ---------


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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


                                                      SHARES        MARKET VALUE
                                                      ------        ------------

     TOTAL COMMON STOCKS (Cost $751,406) ............................  $ 371,025
                                                                       ---------

CASH EQUIVALENTS -  0.20%


     MONEY MARKET FUNDS

     Prime Obligation Fund ISS (1.66% Yield) ........  735             $     735
                                                                       ---------
     TOTAL CASH EQUIVALENTS (Cost $735) .............................  $     735
                                                                       ---------

TOTAL INVESTMENTS (Cost $752,141) - 100.84% .........................  $ 371,760
                                                                       ---------

CASH AND OTHER ASSETS NET OF LIABILITIES - (0.84%) ..................  $ (3,084)
                                                                       ---------

NET ASSETS -  100.00% ...............................................  $ 368,676
                                                                       =========

*    Non-income producing security
**   Potash Corp. of Saskatchewan is domiciled in Canada
     Magna International, Inc. is domiciled in Canada
     Cemex SAB de CV is domiciled in Mexico
     NovaGold Resources is domiciled in Canada
     Allied Irish Banks is domiciled in Ireland
     POSCO is domiciled in South Korea


The accompanying notes are an integral part of the financial statements.



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                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


                      Statement of Assets and Liabilities
                               December 31, 2008

ASSETS

     Investments, at Market Value (Cost - $752,141) ................ $  371,760
     Cash ..........................................................      1,217
     Dividends Receivable ..........................................        313
     Receivable Due from Adviser ...................................        783
     Other Assets ..................................................          -
                                                                     ----------
     Total Assets .................................................. $  374,073
                                                                     ----------

LIABILITIES

     Accrued Investment Advisory Fee ...............................        318
     Other Payables and Accrued Expenses ...........................      5,079
                                                                     ----------
     Total Liabilities ............................................. $    5,397
                                                                     ----------

NET ASSETS

     Capital (Par value and paid in surplus) ....................... $  977,525
     Undistributed Net Investment income ...........................          -
     Accumulated Net Realized Gain/(Loss) ..........................   (228,468)
     Net Unrealized Depreciation on Investments ....................   (380,381)
                                                                     ----------
     Net Assets .................................................... $  368,676
                                                                     ==========
     Shares of Beneficial Interest Outstanding .....................     97,939
                                                                     ----------
     Net Asset Value Per Share ..................................... $     3.76
                                                                     ==========



The accompanying notes are an integral part of the financial statements.

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


                            Statement of Operations
                   January 1, 2008 through December 31, 2008


INVESTMENT INCOME

     INCOME

     Dividends ...................................................... $   6,382
     Interest .......................................................        96
                                                                      ---------
     Total Income ................................................... $   6,478
                                                                      ---------
     EXPENSES

     Investment Advisory Fees (Note 3)............................... $   7,130
     Custodian Fees and Expenses ....................................     3,905
     Audit and Accounting Fees ......................................     7,350
     Directors' Fees and Expenses ...................................         -
     Other Fees and Expenses ........................................     1,831
                                                                      ---------
     Total Expenses ................................................. $  20,216
     Less Expenses Reimbursed by Adviser (Note 3)....................   (11,323)
                                                                      ---------
     Net Expenses ................................................... $   8,893
                                                                      ---------
     Net Investment Income/(Loss) ................................... $  (2,415)
                                                                      ---------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS

     Realized Gain/(Loss) on Investments ............................ $(228,468)
     Change in Unrealized Depreciation on Investments ...............  (311,335)
                                                                      ---------
     Net Realized and Unrealized Gain/(Loss) on Investments ......... $(539,803)
                                                                      ---------
NET DECREASE IN NET ASSETS FROM OPERATIONS .......................... $(542,218)
                                                                      =========


The accompanying notes are an integral part of the financial statements.

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008




                       Statement of Changes in Net Assets
                    January 1, 2008 through December 31, 2008


                                                            Year        Year
                                                            Ended       Ended
                                                            2008        2007
                                                          ---------   ---------
CHANGE IN NET ASSETS

     FROM OPERATIONS

     Net Investment Income/(Loss)  ..................... $   (2,415)  $     (54)
     Net Realized Gain/(Loss) on Investments ...........   (228,468)    113,303
     Net Increase/(Decrease) in Unrealized
     Appreciation on Investments .......................   (311,335)   (228,719)
                                                         ----------   ---------
     Net Increase/(Decrease) in Net Assets
     from Operations ................................... $ (542,218)  $(115,470)
                                                         ----------   ---------
     FROM DISTRIBUTIONS TO SHAREHOLDERS

     Net Investment Income ............................. $        -   $       -
     Net Realized Gains ................................          -    (113,331)
                                                         ----------   ---------
     Net Increase/(Decrease) in Net Assets
     from Distributions ................................ $        -   $(113,331)
                                                         ----------   ---------
     FROM CAPITAL SHARE TRANSACTIONS

     Proceeds from Sale of Shares ...................... $    6,000   $  77,000
     Shares Issued in Reinvestment of Dividends ........          -     113,331
     Cost of Shares Redeemed ...........................    (25,000)          -
                                                         ----------   ---------
     Net Increase/(Decrease) in Net Assets
     from Share Transactions ........................... $  (19,000)  $ 190,331
                                                         ----------   ---------

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


                                                            Year        Year
                                                            Ended       Ended
                                                            2008        2007
                                                          ---------   ---------

NET ASSETS

     Total Increase/(Decrease) in Net Assets ........... $ (561,218)  $ (38,470)
     Net Assets at Beginning of Period .................    929,894     968,364
                                                         ----------   ---------
     Net Assets at End of Period ....................... $  368,676   $ 929,894
                                                         ==========   =========

SHARES TRANSACTIONS

     Issued .............................................     1,836       6,283
     Reinvested .........................................         -      12,063
     Redeemed ...........................................    (2,879)          -
                                                          ---------   ---------
     Net Increase/(Decrease) in Shares ..................    (1,043)     18,346
     Shares Outstanding at Beginning of Period ..........    98,982      80,636
                                                          ---------   ---------
     Shares Outstanding at End of Period ................    97,939      98,982
                                                          =========   =========


The accompanying notes are an integral part of the financial statements.

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


                              Financial Highlights
                    For a Share Outstanding During Each Period



                                                                                           Year Ended

                                                                      2008        2007        2006        2005        2004(a)
                                                                    ---------   ---------   ---------   ---------   ---------

     Net Asset Value at Beginning of Period ....................... $    9.39   $   12.01   $   10.89   $   11.79   $   10.00
                                                                    ---------   ---------   ---------   ---------   ---------
     INCOME FROM INVESTMENT OPERATIONS

     Net Investment Income/(Loss) ................................. $   (0.02)  $    0.00   $    0.03   $    0.08   $   (0.01)
     Net Realized and Unrealized Gain/(Loss) on Investments .......     (5.61)      (1.32)       1.70       (0.34)       1.80
                                                                    ---------   ---------   ---------   ---------
     Total from Investment Operations ............................. $   (5.63)      (1.32)  $    1.73   $   (0.26)  $    1.79
                                                                    ---------   ---------   ---------   ---------   ---------
     LESS DISTRIBUTIONS TO SHAREHOLDERS

     From Net Investment Income ................................... $    0.00   $    0.00   $    0.03   $    0.08   $    0.00
     From Net Realized Gain .......................................      0.00        1.30        0.58        0.56        0.00
                                                                    ---------   ---------   ---------   ---------   ---------
     Total Distributions to Shareholders .......................... $    0.00   $    1.30   $    0.61   $    0.64   $    0.00
                                                                    ---------   ---------   ---------   ---------   ---------

     Net Asset Value at End of Period ............................. $    3.76   $    9.39   $   12.01   $   10.89   $   11.79
                                                                    =========   =========   =========   =========   =========

     Total Returns (b).............................................    (59.93)%    (10.91)%     15.83%      (2.26)%     17.94%


                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


                              Financial Highlights
                    For a Share Outstanding During Each Period


                                                                                           Year Ended

                                                                      2008        2007        2006        2005        2004(a)
                                                                    ---------   ---------   ---------   ---------   ---------


RATIOS AND SUPPLEMENTAL DATA

     Net Assets at End of Period ($1000s) ......................... $     369   $     930   $     968   $     781   $     940

     RATIOS TO AVERAGE NET ASSETS

     Expenses .....................................................  1.25%(c)       1.25%    1.25%       1.25%       1.25%
     Expenses before reimbursement ................................  2.84%(c)       1.80%    1.79%       1.90%       2.38%
     Net Investment Income/(Loss) ................................. (0.34%)(c)     (0.01%)   0.24%       0.62%      (0.13%)
     Net Investment Income/(Loss) before reimbursement .. ......... (1.93%)(c)     (0.56%)  (0.29%)     (0.03%)     (1.26%)
     Portfolio Turnover Rate ......................................  94.9%(c)       78.3%    55.2%       50.9%       56.0%


(a) The Fund commenced operations on January 15, 2004
(b) Not annualized
(c) Annualized

The accompanying notes are an integral part of the financial statements.

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008

Notes to Financial Statements
December 31, 2008

1.  Organization

Foresight Funds Inc. (the "Company"), a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Company's Articles of Incorporation permit the Board of Directors of the Company (the "Board") to issue 100,000,000 shares of common stock at $.0001 par value per share. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any shares not issued with respect to such series. A single series of shares comprising the Foresight Value Fund
(the "Fund"), has been authorized. The Fund's investment objective is to provide long-term capital appreciation by primarily investing in equities. Foresight Asset Management, LLC (the "Adviser") serves as investment adviser to the Fund.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation

Readily marketable securities listed on the New York Stock Exchange are valued at their last sales price of the day for which the value is being determined. If there has been no sale of a security on such day, the security is valued at the mean of the closing bid and asked prices. Readily marketable securities listed on other national securities exchanges are valued in a similar manner. If market quotations are not readily available for an asset, the Fund's Board will value such assets at a fair value determined in good faith.

Federal Income Taxes

There is no provision for federal income tax. The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains.

Accounting for Investments

Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. The net realized gain or loss on security transactions is determined for accounting and tax purposes on the specific identification basis. Interest income is recorded on an accrual basis or monthly as paid.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Distributions

Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

New Accounting Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Fund has adopted SFAS No. 157 as of the fiscal year beginning January 1, 2008. Adoption of SFAS No. 157 has made no material impact on the Fund's financial statements.

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008

FAS 157 - Summary of Fair Value Exposure at December 31, 2008

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1:  Quoted prices in active markets for identical securities

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund's investments carried at fair value:

Description          Level 1        Level 2        Level 3        Total
-----------          -------        -------        -------        -----

Securities	     $371,760       $0             $0             $371,760

Total                $371,760       $0             $0             $371,760

3. Related Party Transactions

The Fund retains Foresight Asset Management, LLC as its investment adviser. The Adviser provides the Fund with investment advice and transfer agent, accounting and administrative services.

Under the terms of the Investment Advisory Agreement (the "Agreement"), the Adviser receives an annualized management fee equal to 1% of the Fund's average daily net asset value, computed daily. This percentage will not increase or decrease in relation to increases or decreases in the net asset value of the Fund. Under the Agreement, the Adviser is obligated to reimburse the Fund for the amount, if any, by which the operating expenses of the Fund (including the management fee) in any year, exceed the sum of 1.25% of the average daily net asset values of the Fund during such year. Expense reimbursement agreements between the Fund and the Adviser may only be changed with Board of Directors approval and there are no plans to change this arrangement.

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008



The expenses incurred by the Fund exceeded the percentage limitation during the period from January 1, 2008 through December 31, 2008 and the Adviser reimbursed the Fund $11,323.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under
Section 2(a)(9) of the 1940 Act. As of December 31, 2008, Michael M. Bissell and Hilda M. Bissell, joint tenants in common, held 63.62% of the outstanding Fund shares and Michael M. Bissell, as custodian for his daughters, held an additional 24.20% of the outstanding Fund shares.

No remuneration was paid to Fund officers or to Fund directors during the period from January 1, 2008 through December 31, 2008.

4.  Investments

For the period from January 1, 2008 through December 31, 2008, purchases and sales of investment securities, other than short-term investments, aggregated $680,962 and $690,392, respectively. The gross unrealized appreciation for all securities totaled $23,838 and the gross unrealized depreciation for all securities totaled ($404,219) for a net unrealized depreciation of ($380,381). The aggregate cost of securities for federal income tax purposes as of December 31, 2008 was $751,406.

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


5. Distribution to Shareholders

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. To the extent these differences are permanent; such amounts are reclassified within the capital accounts based on federal income tax regulations. During the year ended December 31, 2008 permanent differences due to a net investment loss not deductible for tax purposes resulted in a net increase in accumulated net investment income of $2,415 and a corresponding net decrease in paid in surplus of ($2,415). These reclassifications had no impact on net assets or net asset value per share. The tax character of distributions paid during 2007 and 2008 were as follows:

Distributions paid from:                 2007                   2007
                                       ---------              ---------
Ordinary income	                       $       0              $       0
Long-term capital gains                        0                113,331
                                       ---------              ---------
Total distributions                    $       0              $ 113,331

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income   $        0
Undistributed long-term gain             0
Capital loss carryforwards        (228,468)
Unrealized depreciation           (380,381)
                                -----------
                                $ (608,849)

Capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. The Fund's carryforwards expire on December 31, 2016. During the current year the Fund did not use any capital loss carryforwards to offset realized capital gains.

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Foresight Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Foresight Value Fund, (hereafter referred to as the "Fund") as of December 31, 2008, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Foresight Value Fund at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.


M&K CPAS, PLLC
Houston, TX
www.mkacpas.com

February 23, 2009

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


Foresight Fund's Officers and Directors

The Statement of Additional Information (SAI) includes additional information about Fund directors and is available, free of charge, by calling our toll-free number 1-877-FSV-FUND (378-3863) to request a copy.

Name and Age: Michael M. Bissell, Age 56
Address: 1634 Pebble Chase Dr., Katy, TX 77450
Position(s) Held: Chairman of the Board of Directors, President and Treasurer Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years: President and Treasurer of Foresight Funds, Inc.; President of Foresight Asset Management, LLC; Engineering Supervisor, Bechtel, Inc.
Number of Fund Complex Portfolios Overseen by Director: 1
Other Directorships Held by Director: None

Name and Age:  Hilda M. Bissell, Age 53
Address: 1634 Pebble Chase Dr., Katy, TX 77450
Position(s) Held:  Secretary and Chief Compliance Officer
Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years: Secretary of Foresight Funds, Inc.; Family Practice Physician

Name and Age:  Herbert R. Leita, Age 57
Address: 4166 Triangle Cr., Kingsport, TN 37664
Position(s) Held:  Independent Director
Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years:  Engineer, Bechtel,
Inc.
Number of Fund Complex Portfolios Overseen by Director: 1
Other Directorships Held by Director: None

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008

Name and Age:  Rebecca L. Leita, Age 55
Address: 4166 Triangle Cr., Kingsport, TN 37664
Position(s) Held:  Independent Director
Term of Office and Length of Time Served: Indefinite term; Since Fund's inception
Principal Occupation(s) During Past Five Years: Owner, All Occasion Gift Basket and Flowers
Number of Fund Complex Portfolios Overseen by Director: 1
Other Directorships Held by Director: None

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


(This page is intentionally blank)

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008


(This page is intentionally blank)

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008

Quarterly Portfolio Holdings Report

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Form N-Q is available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling the Fund at 1-877-FSV-FUND (378-3863) or on the SEC's website at http://www.sec.gov.

                              Foresight Value Fund
                                 Annual Report
                               December 31, 2008

Directors and Principal Officers

Michael M. Bissell, Chairman, President, and Treasurer
Hilda M. Bissell, Secretary and Chief Compliance Officer
Herbert R. Leita, Director
Rebecca L. Leita, Director


Investment Advisor

Foresight Asset Management, LLC
1634 Pebble Chase Dr.
Katy, TX 77450


Independent Accountants

M&K CPAS, PLLC
13831 Northwest Freeway, Suite 300
Houston, TX 77040


Custodian

Mission Management & Trust Co.
3567 E. Sunrise Drive, Suite 235
Tucson, AZ 85718


This report is intended only for the information of shareholders or those who have received the Fund's prospectus which contains information about the Fund's management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics was previously filed as an exhibit to the registrant's Form N-CSR filed for the period ending
December 31, 2004 and is incorporated herein by reference. During the period covered by this report, no substantive amendments were approved or waivers were granted to the code of ethics.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Michael M. Bissell, the registrant's principle executive officer and principle financial officer, who is a Chartered Financial Analyst (CFA) Charter holder, is the audit committee's sole financial expert. Michael M. Bissell is not "independent".

Item 4. Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the Fund during its fiscal year for professional services rendered by the registrant's independent auditor were as follows:

                             December 31, 2008
                             -----------------
Audit Fees                         $4800
Audit-Related Fees                 $   0
Tax Fees                           $   0
Other Fees                         $   0

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the auditor in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance and tax advice.

(e)(1) The audit committee pre-approves all audit and non-audit services provided to the registrant by the independent auditor.

(e)(2)  No services included in (b)-(d) were approved pursuant to paragraph
        (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)-(h) Not applicable.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Schedule of Investments. Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of filing date of this Form
     N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR was previously filed and incorporated herein by reference.

(a)(2) Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes - Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3) Not applicable.

(b)  Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
     Section 906 of the Sarbanes - Oxley Act of 2002 is filed herewith.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Foresight Funds, Inc.


By /s/ Michael M. Bissell
       ------------------
       Michael M. Bissell, President

Date:  2/27/09


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/ Michael M. Bissell
       ------------------
       Michael M. Bissell, President

Date:  2/27/09


By /s/ Michael M. Bissell
       ------------------
       Michael M. Bissell, Treasurer

Date:  2/27/09